EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE AGREEMENT (this “Agreement”) is made as of the 27th day of February 2014, (“Execution Date”) by and between Soellingen Advisory Group Inc., a Florida corporation (the “Corporation”), and William D. Webb, Jr. (the “Executive”), collectively, the Parties (the “Parties”).

1.

Definitions.  For purposes of this Agreement:

(a.)

“Cause” shall mean the Executive’s (i) embezzlement, theft, fraud or any other act of dishonesty involving the Corporation or any of its customers, (ii) conviction, or the entry of a guilty (or nolo contendre) plea of any felony or any other crime involving moral turpitude, (iii) failure to perform his duties which causes a material adverse effect upon the business of the Corporation, (iv) willful and material violation of any of the Corporation’s then-current policies and procedures, or (v) inability, through illness, injury, or other physical or mental incapacity, to perform his duties for the Corporation for a period in excess of ninety (90) consecutive days or more than 180 days in any 12-month period. Misconduct by the Executive including substantive violation of the Corporations ethical policies, sexual harassment, fraud, and/or negligence.

(b.)

“Change of Control” of the Corporation shall mean  as defined by SEC regulations as change of ownership requiring an 8-K filing by the Corporation

(c.)

“Date of Termination” with respect to any termination of the Executive’s employment means the date specified as such in the Notice of Termination.  In the case of termination of the Executive’s employment (i) by the Corporation for Cause or (ii) by the Executive for any reason, the Date of Termination shall be a date not less than thirty (30) days from the date the Notice of Termination is given.  In the case of termination of the Executive’s employment by the Corporation without Cause, the Date of Termination shall be a date not less than sixty (60) days from the date the Notice of Termination is given.

(d.)

“Good Reason” shall mean (i) a decrease in the Executive’s then-current base salary, (ii) prior to a Change in Control of the Corporation, Executive’s ceasing to be an executive officer of the Corporation, (iii) after a Change in Control of the Corporation, a material reduction or change in the Executive’s job responsibilities, or (iv) a geographic relocation of the Executive’s regular place of work more than fifty (50) miles from his primary residence without the Executive’s consent.

(e.)

“Notice of Termination” means a written notice of termination of the Executive’s employment by the terminating party, which notice shall specify a Date of Termination and the particular facts and circumstances of such termination, including the existence of Cause or Good Reason.

2.

Title; Duties.  The Executive shall serve as the Chief Financial Officer of the Corporation, and shall be responsible for performing those tasks, activities, duties and functions usually and customarily performed by an executive holding this position.  The

Executive shall report to David Haig who/which will have the authority to direct, control and supervise the activities of the Executive.

3.

Efforts.  The Executive shall (a) devote such time, attention and skill as is necessary to the performance of his duties under this Agreement; (b) faithfully and diligently perform such duties and exercise such powers as may from time to time be assigned to or vested in him; (c) accept such offices in the Corporation and accept appointments to the Board or any parent or subsidiary company as may reasonably be required by the Board; and (d) use his best efforts to promote the interest, reputation, business and welfare of the Corporation. The Executive shall render his business services solely to the Corporation in the performance of his duties hereunder unless by mutual agreement of the parties.  Notwithstanding the foregoing, Executive shall be permitted to devote a reasonable portion of his time to charitable, educational, professional development and political functions and activities provided that these pursuits do not materially impact the Executive’s ability to faithfully discharge his corporate duties.

4.

Salary and Benefits.

(a.)

The Corporation shall pay the Executive an annual base salary of $60,000.  The salary shall be payable in semi-monthly installments (or in any other manner consistent with the Corporation’s payroll practices), less applicable deductions for taxes and similar assessments as required by law.  As an exempt employee, Executive is not eligible for overtime compensation and will not receive compensatory time. Executive will be eligible for annual salary increases and stock option awards in accordance with the then-current practices of the Corporation.

(b.)

The Executive shall be entitled to participate in any employee benefit plans offered by the Corporation if he/she meets the eligibility requirements for such participation under the terms of the applicable benefit plan. In addition, the Executive will be provided (i) three (3) weeks paid vacation and two weeks paid sick leave annually, (ii) paid holidays as defined by company policy, or by mutual agreement and/or schedule of vacation as provided for in the policies.

5.

Bonus Compensation.  The Executive will be eligible to receive annual bonus compensation of up to Eighty percent (80%) of the Executive’s annual base salary.  Eighty percent (80%) of this bonus will be awarded based on financial goals and other corporate performance milestones, approved, by the Board on a fiscal-year basis. Bonus payments will be made to the Executive, upon the achievement of all or a portion of the defined milestones. Payments will be made in accordance with a payment schedule approved by the Board that defines what portion of the bonus will be awarded for the achievement of each milestone and when the bonus compensation will be paid. No bonus payment will be made later than sixty (60) days following the end of the fiscal year for which the milestone was established and achieved provided that reasonable proof of the achievement of the milestone has been established.  Twenty percent (20%) of the bonus will be awarded and paid at the sole and exclusive discretion of the Board.

6.

Stock Option Grant. Subject to Board approval, the Executive shall be granted an incentive stock option (the “Option”) to purchase up to two percent (2%) of the Common Stock of the Corporation (“Common Stock”), subject to the terms and conditions set forth in the Corporation’s Stock Incentive Plan and a stock option agreement to be entered into by the Executive and the Corporation.  The exercise price shall be equal to the fair market value of the Common Stock of the Corporation on the date of the grant.  The vesting of the Option shall occur as follows, (i) one third (1/3) of the granted option shall vest upon execution of this Agreement and (ii) the balance of the granted options shall vest monthly, in 24 equal amounts, starting from the execution date of this Agreement.  Full vesting of the stock option shall occur in the event of a Change of Control.

7.

Stock Grant.  Upon execution of this agreement Executive is granted 100,000 shares of Common Stock.

8.

Termination of Employment; Continued Payments.

(a.)

The Corporation, with or without Cause, may terminate the Executive’s employment at any time by delivering a Notice of Termination to the Executive.  The Executive, with or without Good Reason, may terminate the Executive’s employment at any time by delivering a Notice of Termination to the Corporation.

(b.)

Regardless of the reason for termination of employment with the Corporation, Executive shall be entitled to (i) payment of any unpaid portion of his then-current base salary through the Date of Termination, (ii) reimbursement for any outstanding reasonable business expense he has incurred in performing his duties hereunder, and (iii) continued insurance benefits through the Date of Termination and for such other period of time as otherwise required by law.

(c.)

In the event (i) the Corporation terminates the Executive’s employment without Cause, or (ii) the Executive terminates employment for Good Reason, then the Corporation shall pay the Executive his then-current base salary through the Date of Termination and shall pay to the Executive, in a lump-sum, an amount equal to nine (9) months of his then-current base salary if the termination occurs within the first twenty four (24) months of employment or twelve (12) months of his then-current base salary if the termination occurs at any time after the twenty fourth (24th) month of employment. All payments will be less applicable deductions for taxes and similar assessments as required by law. The obligation of the Corporation to pay the Executive the lump-sum payment pursuant to this Section 7(c) shall be conditioned upon the Executive and Corporation executing a reasonable and customary mutual waiver and release of liability.

(d.)

In the event (i) the Corporation terminates the Executive’s employment without Cause, or (ii) the Executive terminates employment for Good Reason, then the Corporation shall continue to provide all benefits provided to the Executive immediately prior to the date of the Notice of Termination, for nine (9) months from the Date of Termination if the termination occurs within the first twenty four (24) months of employment or for twelve (12) months from the Date of Termination if the termination occurs at any time after the twenty fourth (24th) month of employment.  The obligation of the Corporation to provide benefits to the Executive pursuant to this Section 7(d) shall be conditioned upon the Executive and Corporation executing a reasonable and customary mutual waiver and release of liability.

(e.)

In the event (i) the Corporation terminates the Executive’s employment without Cause, or (ii) the Executive terminates employment for Good Reason, then the Corporation shall allow the Executive twelve (12) months to exercise the stock options that were fully vested to him immediately prior to the date of the Notice of Termination if the termination occurs within the first twenty four (24) months of employment or twenty four (24) months to exercise the stock options that were fully vested to him immediately prior to the date of the Notice of Termination if the termination occurs at any time after the twenty fourth (24th) month of employment.  The obligation of the Corporation to allow the Executive to exercise his fully vested options pursuant to this Section 7(e) shall be conditioned upon the Executive and Corporation executing a reasonable and customary mutual waiver and release of liability.

9.

Successors; Binding Agreement.  This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees and shall bind the Corporation and its successors, assigns, affiliates, or companies merged with or into the Corporation.  If the Executive should die while any amounts would still be payable to the Executive hereunder if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive’s devisee, legatee, or other designee or, if there be no such designee, to the Executive’s estate.

10.

Non-Disclosure.

(a.)

Executive shall not at any time during or after the termination of his employment, reveal to any person or entity any of the trade secrets or confidential information of the Corporation or of any third party which the Corporation is under an obligation to keep confidential (including, but not limited to, existing and contemplated products, services, contracts, business procedures, inventions, designs, methods, know-how, techniques, systems, processes, software programs, works of authorship, customer lists, projects, pricing, costs, revenues and engineering, manufacturing, testing, operational and marketing plans, proposals and procedures), except as may be required in the ordinary course of performing Executive’s duties as an employee of the Corporation, and Executive shall keep secret all matters entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Corporation.

(b.)

The restrictions set forth in Section 9(a) above shall not apply to: (i) information that at the time of disclosure is in the public domain through no fault of Executive; (ii) information received from a third party outside of the Corporation that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of the Corporation; or (iv) information that may be required by law or an order of any court, agency or proceeding to be disclosed; provided that, Executive shall provide the Corporation with written notice of any such required disclosure once Executive has knowledge of it and will help the Corporation at its expense to the extent reasonable to obtain an appropriate protective order.

(c.)

Executive agrees that during his employment he shall not take, use or permit to be used any notes, memoranda, reports, lists, records, specifications, software programs, data documentation or other materials of any nature relating to any matter within the scope of the business of the Corporation or concerning any of its dealings or affairs otherwise than for the benefit of the Corporation.  Executive further agrees that he shall not, after the termination of his employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Corporation, and that immediately upon the termination of Executive’s employment, Executive shall return to the Corporation (at its main office) all tangible embodiments of the foregoing (and all copies thereof) and erase or delete all embodiments of the foregoing (and all copies thereof) residing in any electronic or other storage device or media, whether any of the foregoing is created or made by Executive or others.

11.

Non-solicitation.

(a.)

Executive acknowledges and agrees that, because relationships with clients and prospective clients are expected to constitute a large portion of the goodwill of the Corporation’s business, it is of great importance to the Corporation that Executive not solicit the Corporation’s clients and prospective clients (other than on behalf of the Corporation) during the period of employment, and that Executive not solicit such clients and prospective clients during a one (1) year period after the Date of Termination, with respect to business or contracts for any products or services of the type provided, developed or under development by the Corporation during Executive’s employment by the Corporation, so that another employee of the Corporation will have an opportunity to develop relationships with such clients and prospective clients.

(b.)

While Executive is employed by Corporation and for a period of one (1) year (or such shorter period as Executive was employed by Corporation) commencing on the Date of Termination, Executive shall not solicit or induce any employee, contractor, or consultant of Corporation, or who within ninety (90) days of the Date of Termination had been so employed or engaged by Corporation, to leave the employ of Corporation or otherwise diminish their relationship with Corporation without written permission of the Corporation.

12.

Entire Agreement.  This Agreement contains the entire agreement and understanding by and between the Corporation and Executive with respect to the subject matter hereof and no representations, promises, agreements or understandings, written or oral, not contained herein shall be of any force or effect.

13.

Employment of Executive.  Nothing in this Agreement shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Corporation shall continue to employ the Executive, nor shall this Agreement affect in any way the right of the Corporation to terminate the employment of the Executive at any time and for any reason.  By the Executive’s execution of this Agreement, the Executive acknowledges and agrees that the Executive’s employment is “at will.”  No change of the Executive’s duties as an employee of the Corporation shall result in, or be deemed to be, a modification of any of the terms of this Agreement except as otherwise provided herein.

14.

Miscellaneous.  No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and duly authorized officer of the Corporation.  No waiver by either party hereto at any time of any breach by the other hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.  Either party hereof has made no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter, which are not set forth expressly in this Agreement.  The use of either gender herein shall be deemed to be or include the other gender, as appropriate, and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

15.

Notice.  For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand delivery or via reputable overnight delivery service, or (unless otherwise specified) mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the

Executive’s home address as it appears on the records of the Corporation, and if to the Corporation, to the Corporation’s executive headquarters, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

16.

Governing Law; Injunctive Relief.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to the conflict of laws principals thereof.  It is understood and agreed that the exclusive forum for resolution of any dispute of this Agreement shall be the state courts or federal courts for the County of Palm Beach.  Employee consents to be sued in such courts, and waives any defense based on lack of personal or subject matter jurisdiction.  Executive understands and agrees that the Corporation will suffer irreparable harm in the event that Executive breaches any of Executive’s obligations under Sections 9, 10, 11 and 12 of this Agreement and that monetary damages will be inadequate to compensate the Corporation for such breach.  Accordingly, Executive agrees that, in the event of a breach or threatened breach by Executive of any of the provisions of Sections 9, 10, 11 or 12 hereof, the Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Corporation at law or in equity, shall be entitled to seek a temporary restraining order, preliminary injunction and/or permanent injunction in order to prevent or to restrain any such breach by Executive.

17.

Prior Agreements.  Executive represents, warrants and covenants that Executive’s performance of all the terms of this Agreement and any services to be rendered as an employee of the Corporation do not and will not breach any fiduciary or other duty or any covenant, agreement or understanding (including, without limitation, any agreement relating to any proprietary information, knowledge or data acquired by Executive in confidence, trust or otherwise prior to Executive’s employment by the Corporation) to which Executive is (or may in the future become) a party or by the terms of which Executive may be bound.  Executive covenants and agrees that Executive will not disclose to the Corporation, or induce the Corporation to use, any such proprietary information, knowledge or data belonging to any previous employer or others.  Executive further covenants and agrees not to enter into any agreement or understanding, either written or oral, in conflict with the provisions of this Agreement.  Executive hereby agrees to indemnify and hold harmless the Corporation from and against any costs and expenses incurred by the Corporation as a result of any breach of this Agreement by Executive and in enforcing and preserving the Corporation’s rights under this Agreement.

18.

Validity.  The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

CORPORATION:

SOELLINGEN ADVISORY GROUP, Inc., a Florida corporation

By:

/s/:David Haig

David Haig, Chairman of the Board

EXECUTIVE:

By:

/s/:  William D. Webb, Jr.

William D Webb, Jr.